Exhibit 99.2

Third Quarter 2014

Supplemental Analyst Package

Contact:

Investor Relations

704-496-2571

Investor.Relations@CampusCrest.com

THIRD QUARTER 2014

SUPPLEMENTAL ANALYST PACKAGE

TABLE OF CONTENTS

Financial Highlights	3

Condensed Consolidated Balance Sheets	4

Condensed Consolidated Statements of Operations	5

Reconciliation of Net Income (Loss) Attributable to Common Stockholders to FFO, FFOA and Net Operating Income	6

Wholly Owned Property Results of Operations	7

LTM Wholly Owned Property Results of Operations	8

Same Store Wholly Owned Property Operating Expenses	9

HSRE, Beaumont and Copper Beech Joint Venture Property Results of Operations	10

Capital Structure as of September 30, 2014	11

Outstanding Debt and Maturity Schedule	12

HSRE & Beaumont Joint Venture Debt Summary	13

Copper Beech Joint Venture Debt Summary	14

Portfolio Overview and Occupancy	15 - 16

Copper Beech Portfolio Overview and Occupancy	17

Investor Information	18

Forward-Looking Statements	19

CAMPUS CREST COMMUNITIES

FINANCIAL HIGHLIGHTS (unaudited)
(in $000s, except per share and per bed data)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2014	2013	$ Change	% Change	2014	2013	$ Change	% Change

Total revenues	$28,309	$23,257	$5,052	21.7%	$78,010	$67,302	$10,708	15.9%
NOI	15,660	13,109	2,551	19.5%	$43,571	$37,422	6,149	16.4%
Operating income	(117,377)	6,330	(123,707)	NM	(113,279)	15,342	(128,621)	NM
Net income (loss) attributable to common stockholders[1]	(129,974)	3,677	(133,651)	NM	(135,414)	7,459	(142,873)	NM
Net income (loss) per share - basic and diluted	($2.01)	$0.06	($2.07)	NM	($2.09)	$0.13	($2.22)	NM
FFO[2]	(118,895)	14,076	(132,971)	NM	(96,156)	35,020	(131,176)	NM
FFO per share - diluted[2,4]	($1.84)	$0.22	($2.06)	NM	($1.49)	$0.60	($2.09)	NM
FFOA[3]	9,678	13,051	(3,373)	(25.8%)	28,228	31,941	(3,713)	(11.6%)
FFOA per share - diluted[3,4]	$0.15	$0.20	($0.05)	(25.0%)	$0.44	$0.55	($0.11)	(20.0%)

Debt to total market capitalization	50.5%	33.9%	n/a	16.6%	50.5%	33.9%	n/a	16.6%

Operating Statistics (wholly-owned)
Total RevPOB[5]	$530	$518	$12	2.3%	$526	$517	$9	1.7%
Average Physical Occupancy[6]	89.2%	91.1%	n/a	(1.9%)	89.8%	92.3%	n/a	(2.5%)

1 For the three and nine months ended September 30, 2014 results include certain write-downs and impairments, primarily related to impairment of unconsolidated entities, impairments of land and predevelopment costs, effect of not exercising Copper Beech purchase option and write off of other corporate assets.

2 For the three and nine months ended September 30, 2014 and the period March 18, 2013 to September 30, 2013, includes results from the Company’s investment in Copper Beech. The Company made its initial investment in Copper Beech on March 18, 2013 and subsequently made additional investments. On September 30, 2013, the Company entered into an amendment to the purchase and sale agreement that, subject to receipt of required third-party lender consents, enabled the Company to acquire a 67% ownership interest in 28 operating properties, while deferring ownership in seven properties until the Company exercises future purchase options. On August 18, 2014, the Company elected to not exercise the first purchase option and reverted to a 48% interest ownership interest in 35 operating properties. As of September 30, 2014, the Company held a 48% effective interest in 35 operating and two non-operating properties which are unconsolidated and a 48% interest in one consolidated operating property.

3 Includes transaction costs and the fair value adjustment of Copper Beech's debt.

4 Refer to page 6 for a reconciliation of FFO per share to FFOA per share.

5 Total revenue per occupied bed includes rental and service revenues.

6 Average monthly occupancy.

3

CAMPUS CREST COMMUNITIES

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in $000s)

	September 30,	December 31,
	2014	2013

Assets
Investment in real estate, net:
Student housing properties	$923,531	$716,285
Accumulated depreciation	(120,121)	(102,356)
Development in process	19,802	91,184
Investment in real estate, net	823,212	705,113
Investment in unconsolidated entities[1]	275,040	324,838
Cash and cash equivalents	18,313	32,054
Restricted cash [2]	6,207	32,636
Student receivables, net	2,802	2,825
Cost and earnings in excess of construction billings	24,449	42,803
Other assets, net	46,796	42,410
Total assets	$1,196,819	$1,182,679

Liabilities and equity
Liabilities:
Mortgage and construction loans	$279,152	$205,531
Line of credit and other debt	301,122	207,952
Accounts payable and accrued expenses	69,902	62,448
Construction billings in excess of cost and earnings	8	600
Other liabilities	18,768	11,167
Total liabilities	668,952	487,698
Equity:
Preferred stock	$61	$61
Common stock	648	645
Additional common and preferred paid-in capital	776,605	773,896
Accumulated deficit and distributions	(256,377)	(84,143)
Accumulated other comprehensive loss	(1,451)	(71)
Total stockholders' equity	519,486	690,388
Noncontrolling interests	8,381	4,593
Total equity	527,867	694,981
Total liabilities and equity	$1,196,819	$1,182,679

1 As of December 31, 2013, includes the Company’s investment in Copper Beech equating to a 67% effective ownership interest in 30 properties, of which 28 are operating and two are non-operating properties. On August 18, 2014, the Company elected to not exercise the first purchase option and reverted to a 48% interest ownership interest in 35 operating properties. As of September 30, 2014, the Company held a 48% effective interest in 35 operating and two non-operating properties which are unconsolidated and a 48% interest in one consolidated operating property.

2 As of September 30, 2014 and December 31, 2013, includes approximately $0 and $28,200, respectively, of cash held in escrow from the sale of four wholly-owned Grove-branded student housing properties on December 27, 2013.

4

CAMPUS CREST COMMUNITIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in $000s, except per share data)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2014	2013	$ Change	2014	2013	$ Change

Revenues:
Student housing rental	$26,985	$22,165	$4,820	$74,256	$64,118	$10,138
Student housing services	1,043	867	176	3,043	2,645	398
Property management services	281	225	56	711	539	172
Total revenues	28,309	23,257	5,052	78,010	67,302	10,708
Operating expenses:
Student housing operations	12,368	9,923	2,445	33,728	29,341	4,387
General and administrative[1]	4,043	2,424	1,619	11,198	8,076	3,122
Impairment of land & predevelopment costs	29,790	-	29,790	29,790	-	29,790
Write-off of corporate other assets	7,765	-	7,765	7,765	-	7,765
Transaction costs[2]	286	247	39	2,331	835	1,496
Ground leases	120	54	66	357	162	195
Depreciation and amortization	7,035	5,581	1,454	21,269	17,154	4,115
Total operating expenses	61,407	18,229	43,178	106,438	55,568	50,870
Equity in earnings (loss) of unconsolidated entities[3,4]	635	1,302	(667)	63	3,608	(3,545)
Impairment of unconsolidated entities	(50,866)	-	(50,866)	(50,866)	-	(50,866)
Effect of not exercising Copper Beech purchase option	(34,048)	-	(34,048)	(34,048)	-	(34,048)
Operating income	(117,377)	6,330	(123,707)	(113,279)	15,342	(128,621)
Nonoperating income (expense):
Interest expense, net	(3,639)	(3,091)	(548)	(9,965)	(8,764)	(1,201)
Other income (expense)[5]	(41)	696	(737)	129	1,421	(1,292)
Total nonoperating expense, net	(3,680)	(2,395)	(1,285)	(9,836)	(7,343)	(2,493)
Net income before income tax benefit (expense)	(121,057)	3,935	(124,992)	(123,115)	7,999	(131,114)
Income tax benefit (expense)	(1,131)	(40)	(1,091)	(731)	306	(1,037)
Income from continuing operations	(122,188)	3,895	(126,083)	(123,846)	8,305	(132,151)
Income (loss) from discontinued operations	(5,506)	958	(6,464)	(3,191)	2,655	(5,846)
Net income (loss)	(127,694)	4,853	(132,547)	(127,037)	10,960	(137,997)
Dividends on preferred stock	3,050	1,150	1,900	9,150	3,450	5,700
Net income (loss) attributable to noncontrolling interests	(770)	26	(796)	(773)	51	(824)
Net income (loss) attributable to common stockholders	($129,974)	$3,677	($133,651)	($135,414)	$7,459	($142,873)

Per share data - basic and diluted:
Income (loss) from continuing operations attributable to common stockholders	($1.92)	$0.05		($2.04)	$0.08
Income (loss) from discontinued operations attributable to common stockholders	($0.09)	$0.01		($0.05)	$0.05
Net income (loss) per share attributable to common stockholders	($2.01)	$0.06		($2.09)	$0.13

Weighted average common shares outstanding:
Basic	64,770	64,518		64,650	58,461
Diluted	64,770	64,953		64,650	58,896

1 For three and nine months ended September 30, 2014, includes $720 of severance costs.

2 For the three and nine months ended September 30, 2014, includes $286 and $2,331, respectively, of transaction costs related to Copper Beech, the Montreal investments and other transaction costs. Additionally, for the three and nine months ended September 30, 2013, includes $247 and $835, respectively, of transaction costs related to Copper Beech.

3 For the three and nine months ended September 30, 2014 and the period from March 18, 2013 to September 30, 2013, includes results from the Company’s investment in Copper Beech. The Company made its initial investment on March 18, 2013 and subsequently made additional investments. On September 30, 2013, the Company entered into an amendment to the purchase and sale agreement that, subject to receipt of required third-party lender consents, enabled the Company to acquire a 67% ownership interest in 28 operating properties, while deferring ownership in seven properties until the Company exercises future purchase options. On August 18, 2014, the Company elected to not exercise the first purchase option and reverted to a 48% interest ownership interest in 35 operating properties. As of September 30, 2014, the Company held a 48% effective interest in 35 operating and two non-operating properties which are unconsolidated and a 48% interest in one consolidated operating property.

4 For the three and nine months ended September 30, 2014, includes $1,539 and $5,058, respectively, of fair value adjustment related to Copper Beech's debt. For the three and nine months ended September 30, 2013, includes $1,220 and $2,165, respectively, of fair value adjustment related to Copper Beech's debt.

5 For the three and nine months ended September 30, 2013, includes interest income from the 8.5%, $31,700 loan made to existing investors in Copper Beech on March 18, 2013. In conjunction with the September 30, 2013 amendment to the purchase and sale agreement, the $31,700 loan was repaid by Copper Beech.

5

CAMPUS CREST COMMUNITIES

RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS TO FUNDS FROM OPERATIONS ("FFO"), FUNDS FROM OPERATIONS ADJUSTED ("FFOA") & NET OPERATING INCOME ("NOI") (unaudited)
(in $000s, except per share data)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2014	2013	$ Change	2014	2013	$ Change

Net income (loss) attributable to common stockholders	($129,974)	$3,677	($133,651)	($135,414)	$7,459	($142,873)
Net income (loss) attributable to noncontrolling interests	(770)	26	(796)	(773)	51	(824)
Real estate related depreciation and amortization	6,590	5,341	1,249	20,175	16,523	3,652
Real estate related depreciation and amortization - discontinued operations	-	545	(545)	-	2,070	(2,070)
Real estate related depreciation and amortization - unconsolidated entities	5,259	4,487	772	19,856	8,917	10,939
FFO available to common shares and OP units[1,2,3]	(118,895)	14,076	(132,971)	(96,156)	35,020	(131,176)
Elimination of the following:
Transaction costs	286	1,153	(867)	2,331	1,741	590
Impairment of land & predevelopment costs	29,790	-	29,790	29,790	-	29,790
Write off of corporate other assets	7,765	-	7,765	7,765	-	7,765
Severance	720	-	720	720	-	720
Change in valuation allowance for deferred tax asset	1,131	-	1,131	731	-	731
Discontinued operations	5,506	(958)	6,464	3,191	(2,655)	5,846
Impairment of unconsolidated entities	50,866	-	50,866	50,866	-	50,866
Effect of not exercising Copper Beech purchase option	34,048	-	34,048	34,048	-	34,048
FV adjustment of CB debt	(1,539)	(1,220)	(319)	(5,058)	(2,165)	(2,893)
Funds from operations adjusted (FFOA) available to common
shares and OP units	$9,678	$13,051	($3,373)	$28,228	$31,941	($3,713)

FFO per share - diluted[1,2,3]	($1.84)	$0.22	($2.06)	($1.49)	$0.60	($2.09)
FFOA per share - diluted	$0.15	$0.20	($0.05)	$0.44	$0.55	($0.11)
Weighted average common shares and OP units outstanding - basic/dilutive[4]	64,770	64,518		64,650	58,461

	Three Months Ended September 30,			Nine Months Ended September 30,
	2014[1]	2013[1]		2014[1]	2013[1]

Net income (Loss) attributable to common stockholders	($129,974)	$3,677		($135,414)	$7,459
Net income (Loss) attributable to noncontrolling interests	(770)	26		(773)	51
Preferred stock dividends	3,050	1,150		9,150	3,450
Income tax (benefit) expense	1,131	40		731	(306)
Other (income) expense	41	(696)		(129)	(1,348)
(Income) loss on discontinued operations	5,506	(958)		3,191	(2,655)
Interest expense	3,639	3,091		9,965	8,764
Equity in earnings of unconsolidated entities	(635)	(1,302)		(63)	(3,608)
Depreciation and amortization	7,035	5,581		21,269	17,154
Ground lease expense	120	54		357	162
General and administrative expense[5]	4,043	2,424		11,198	8,076
Impairment of unconsolidated entities	50,866	-		50,866	-
Effect of not exercising Copper Beech purchase option	34,048	-		34,048	-
Impairment of land & predevelopment costs	29,790	-		29,790	-
Write-off of corporate other assets	7,765	-		7,765	-
Transaction costs	286	247		2,331	835
Property management services	(281)	(225)		(711)	(539)
Total NOI	$15,660	$13,109		$43,571	$37,495
Same store properties NOI[6]	$10,525	$11,424		$33,461	$35,412
New properties NOI[6,7]	$4,259	$1,224		$7,743	$1,255
The Grove at Pullman & Toledo NOI[8]	$876	$461		$2,367	$755

1 For the three and nine months ended September 30, 2014 and the period March 18, 2013 to June 30, 2013, includes results from the Company’s investment in Copper Beech. The Company made its initial investment on March 18, 2013 and subsequently made additional investments. On September 30, 2013, the Company entered into an amendment to the purchase and sale agreement that, subject to receipt of required third-party lender consents, enabled the Company to acquire a 67% ownership interest in 28 operating properties, while deferring ownership in seven properties until the Company exercises future purchase options. On August 18, 2014, the Company elected to not exercise the first purchase option and reverted to a 48% interest ownership interest in 35 operating properties. As of September 30, 2014, the Company held a 48% effective interest in 35 operating and two non-operating properties which are unconsolidated and a 48% interest in one consolidated operating property.

2 For the three and nine months ended September 30, 2014, includes $286 and $2,331, respectively, of transaction costs related to Copper Beech, the Montreal investments and other transaction costs. Additionally, for the three and nine months ended September 30, 2013, includes $247 and $835, respectively, of transaction costs related to Copper Beech.

3 For the three and nine months ended September 30, 2014, includes $1,539 and $5,058, respectively, of fair value adjustment related to Copper Beech's debt. For the three and nine months ended September 30, 2013, includes $1,220 and $2,165, respectively, of fair value adjustment related to Copper Beech's debt.

4 For the three and nine months ended September 30, 2014, the basic shares were used to calculate FFO and FFOA as the dilutive shares would have been anti-dilutive. For the three and nine months ended September 30, 2013, the dilutive shares were used to calculate FFO and FFOA.

5For three and nine months ended September 30, 2014, includes $720 of severance costs.

6 "Same store" properties are our wholly-owned operating properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us and remaining in service through the end of the latest period presented or period being analyzed. "New properties" are our wholly-owned operating properties that we acquired or placed in service after the beginning of the earliest period presented or period being analyzed.

7 Includes NOI contribution from Copper Beech at Ames. This is a consolidated joint venture.

8 Includes NOI contribution from the operations of The Grove at Pullman and the Toledo, OH redevelopment, as well as business interruption insurance proceeds from The Grove at Pullman.

6

CAMPUS CREST COMMUNITIES

WHOLLY OWNED PROPERTY RESULTS OF OPERATIONS (unaudited)
(in $000s, except bed data)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2014	2013	Change	% Change	2014	2013	Change	% Change

Same store properties (Number of properties)	28	28			28	28
Revenue per occupied bed
Rental revenue per occupied bed per month	$498	$497	$1	0.2%	$497	$496	$1	0.2%
Services revenue per occupied bed per month	21	19	2	10.5%	21	20	1	5.0%
Total revenue per occupied bed	$519	$516	$3	0.6%	$518	$516	$2	0.4%

Average number of owned beds	14,920	14,920			14,920	14,920
Average physical occupancy	90.0%	91.5%		(1.5%)	90.2%	92.5%		(2.3%)

Total revenue	$20,890	$21,118	($228)	(1.1%)	$62,667	$64,110	($1,443)	(2.3%)
Property operating expenses	10,365	9,694	671	6.9%	29,206	28,698	508	1.8%
Net operating income	$10,525	$11,424	($899)	(7.9%)	$33,461	$35,412	($1,951)	(5.5%)
Operating margin[1]	50.4%	54.1%		(3.7%)	53.4%	55.2%		(1.8%)

New properties (Number of properties)[2,3,4,5]	7	2	5		7	2	5
Revenue per occupied bed
Rental revenue per occupied bed per month	$563	$552	$11	1.9%	$565	$552	$13	2.2%
Services revenue per occupied bed per month	17	$6	11	66.7%	18	6	12	68.6%
Total revenue per occupied bed	$580	$558	$22	3.8%	$583	$558	$25	4.3%

Average number of owned beds	3,618	925			2,521	308
Average physical occupancy	86.0%	85.7%		0.3%	87.2%	85.7%		1.5%

Total revenue	$5,408	$1,327	$4,081	75.5%	$11,528	$1,327	$10,201	88.5%
Property operating expenses	1,149	103	1,046	91.0%	3,785	72	3,713	98.1%
Net operating income	$4,259	$1,224	$3,035	71.3%	$7,743	$1,255	$6,488	83.8%
Operating margin[1]	78.8%	92.2%		(13.4%)	67.2%	94.6%		(27.4%)

ALL PROPERTIES (Number of properties)	35	30	5		35	30	5
Revenue per occupied bed
Rental revenue per occupied bed per month	$510	$500	$10	2.0%	$506	$497	$9	1.8%
Services revenue per occupied bed per month	20	18	2	11.1%	20	20	0	0.0%
Total revenue per occupied bed	$530	$518	$12	2.3%	$526	$517	$9	1.7%

Average number of owned beds	18,538	15,845			17,441	15,228
Average physical occupancy	89.2%	91.1%		(1.9%)	89.8%	92.3%		(2.5%)

Total revenue	$26,298	$22,445	$3,853	17.2%	$74,195	$65,437	$8,758	13.4%
Property operating expenses	11,514	9,797	1,717	17.5%	32,991	28,770	4,221	14.7%
Net operating income	$14,784	$12,648	$2,136	16.9%	$41,204	$36,667	$4,537	12.4%
Operating margin[1]	56.2%	56.4%		(0.2%)	55.5%	56.0%		(0.5%)

The Grove at Pullman & Toledo NOI[6]	$876	$461			$2,367	$755

1 Operating margin is calculated by dividing NOI for the period by total student housing rental and services revenues for the period.

2 For the three and nine months ended September 30, 2014, includes financial results for the 2013 wholly-owned deliveries (The Grove at Ft. Collins, The Grove at Muncie, and The Grove at Flagstaff - Phase II). The Grove at Flagstaff - Phase II is not included as an additional property, but increases the number of beds. Also includes financial results for The Grove at Denton. For the three months ended September 30, 2014 includes financial results for the 2014 wholly-owned deliveries (The Grove at Gainesville, The Grove at Grand Forks, The Grove at Slippery Rock and The Grove at Mt. Pleasant).

3 For the three and nine months ended September 30, 2014, excludes financial results from The Grove at Pullman, WA. On July 14, 2013, the Company experienced a fire at this development. The Company reached a resolution with its insurance provider and while no assurances can be given, after taking into account its existing insurance coverage, it believes that the damages sustained as a result of this fire will not have a material adverse effect on its financial position or results of operations. As of September 2014, all 584 beds were in operation. For comparability of results, Pullman will continue to be excluded until year over year results are not impacted by the business interruption.

4 For the three and nine months ended September 30, 2014 and 2013, excludes financial results from the Toledo, OH redevelopment the Company acquired on March 15, 2013. The Company has begun a phased redevelopment of the property and has placed a portion of the project in service in August 2014.

5 For the nine months ended September 30, 2014, includes a partial period for The Grove at Denton; the Company acquired its joint venture partner's interest in this property on January 21, 2014.

6 Includes NOI contribution from the operations of The Grove at Pullman and the Toledo, OH redevelopment, as well as business interruption insurance proceeds from The Grove at Pullman.

7

CAMPUS CREST COMMUNITIES

LTM WHOLLY OWNED PROPERTY RESULTS OF OPERATIONS (unaudited)
(in $000s, except bed data)

	Three Months Ended					Total/Weighted Average
	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	Last Twelve Months

Same store properties (Number of properties)	28	28	28	28	28	28
Revenue per occupied bed
Rental revenue per occupied bed per month	$497	$501	$498	$495	$498	$498
Services revenue per occupied bed per month	19	20	20	21	21	20
Total revenue per occupied bed	$516	$521	$518	$516	$519	$518

Average number of owned beds	14,920	14,920	14,920	14,920	14,920	14,920
Average physical occupancy	91.5%	92.4%	90.5%	90.1%	90.0%	90.8%

Total revenue	$21,118	$21,551	$20,980	$20,797	$20,890	$84,218
Property operating expenses	9,694	10,330	9,436	9,404	10,365	39,535
Net operating income	$11,424	$11,221	$11,544	$11,393	$10,525	$44,683
Operating margin[1]	54.1%	52.1%	55.0%	54.8%	50.4%	53.1%

New properties (Number of properties)[2,3,4]	2	2	3	3	7	NA
Revenue per occupied bed
Rental revenue per occupied bed per month	$547	$572	$567	$564	$563	$565
Services revenue per occupied bed per month	10	30	19	19	17	20
Total revenue per occupied bed	$557	$602	$586	$583	$580	$585

Average number of owned beds	925	1,388	1,846	1,972	3,618	2,206
Average physical occupancy	85.7%	87.4%	87.5%	89.3%	86.0%	87.3%

Total revenue	$1,343	$2,190	$2,839	$3,080	$5,408	$13,517
Property operating expenses	166	659	1,147	1,310	1,149	4,265
Net operating income	$1,177	$1,531	$1,692	$1,770	$4,259	$9,252
Operating margin[1]	87.6%	69.9%	59.6%	57.5%	78.8%	68.4%

ALL PROPERTIES (Number of properties)	30	30	31	31	35	NA
Revenue per occupied bed
Rental revenue per occupied bed per month	$499	$507	$505	$503	$510	$506
Services revenue per occupied bed per month	19	21	20	21	20	20
Total revenue per occupied bed	$518	$528	$525	$524	$530	$526

Average number of owned beds	15,845	16,308	16,766	16,892	18,538	17,126
Average physical occupancy	91.1%	92.0%	90.2%	90.0%	89.2%	90.3%

Total revenue	$22,461	$23,741	$23,819	$23,877	$26,298	$97,735
Property operating expenses	9,860	10,989	10,583	10,714	11,514	43,800
Net operating income	$12,601	$12,752	$13,236	$13,163	$14,784	$53,935
Operating margin[1]	56.1%	53.7%	55.6%	55.1%	56.2%	55.2%

The Grove at Pullman & Toledo NOI[6]	$506	$764	$759	$753	$876	$3,152

1 Operating margin is calculated by dividing NOI for the period by total student housing rental and services revenues for the period.

2 For the three months ended September 30, 2013, December 31, 2013, March 31, 2014, June 30, 2014, and September 30, 2014 includes financial results for the 2013 wholly-owned deliveries (The Grove at Ft. Collins, The Grove at Muncie, and The Grove at Flagstaff - Phase II). The Grove at Flagstaff - Phase II is not included as an additional property, but increases the number of beds. For the three months ended March 31, 2014, June 30, 2014, and September 30, 2014 includes financial results for The Grove at Denton. For the three months ended September 30, 2014 includes financial results for the 2014 wholly-owned deliveries (The Grove at Gainesville, The Grove at Grand Forks, The Grove at Slippery Rock and The Grove at Mt. Pleasant).

3 For the three months ended September 30, 2013, December 31, 2013, March 31, 2014, June 30, 2014, and September 30, 2014 excludes financial results from the The Grove at Pullman, WA. On July 14, 2013, the Company experienced a fire at this development. The Company reached a resolution with its insurance provider and while no assurances can be given, after taking into account its existing insurance coverage, it believes that the damages sustained as a result of this fire will not have a material adverse effect on its financial position or results of operations. As of September 2014, all 584 beds were in operation. For comparability of results, Pullman will continue to be excluded until year over year results are not impacted by the business interruption.

4 For the three months ended September 30, 2013, December 31, 2013, March 31, 2014, June 30, 2014, and September 30, 2014, excludes financial results from the Toledo, OH redevelopment the Company acquired on March 15, 2013. The Company has begun a phased redevelopment of the property and has placed a portion of the project in service in August 2014.

5 For the three months ended March 31, 2014, includes a partial period for The Grove at Denton; the Company acquired its joint venture partner's interest in this property on January 21, 2014.

6 For the three months ended September 30, 2013, December 31, 2013, March 31, 2014, June 30, 2014, and September 30, 2014 includes NOI contribution from the operations of The Grove at Pullman and the Toledo, OH redevelopment, as well as business interruption insurance proceeds from The Grove at Pullman, WA.

8

CAMPUS CREST COMMUNITIES

SAME STORE WHOLLY OWNED OPERATING EXPENSES (unaudited)
(in $000s, except bed and property data)

	Three Months Ended September 30, 2014			Three Months Ended September 30, 2013			Y-o-Y Total Change
	Total	% of Total	Per Bed/Month	Total	% of Total	Per Bed/Month	$	%

Payroll	$2,244	21.6%	$50	$2,574	26.5%	$57	($330)	(12.8%)
Marketing	$494	4.8%	$11	$336	3.5%	$7	158	47.2%
Office, Administration & Other[1]	$1,943	18.7%	$43	$1,144	11.8%	$26	799	69.8%
Utilites	$2,938	28.3%	$66	$3,010	31.0%	$67	(72)	(2.4%)
Repairs and Maintenance	$734	7.1%	$16	$785	8.1%	$18	(51)	(6.5%)
Taxes and Insurance	$2,012	19.4%	$45	$1,846	19.0%	$41	166	9.0%
Total	$10,365	100.0%	$231	$9,694	100.0%	$217	$670	6.9%

Same Store
Wholly Owned Beds	14,920			14,920
Wholly Owned Properties	28			28

	Nine Months Ended September 30, 2014			Nine Months Ended September 30, 2013			Y-o-Y Total Change
	Total	% of Total	Per Bed/Month	Total	% of Total	Per Bed/Month	$	%

Payroll	$6,501	22.3%	$73	$6,814	23.7%	$76	($313)	(4.6%)
Marketing	$1,245	4.3%	$14	$1,046	3.6%	$12	199	19.1%
Office, Administration & Other	$3,574	12.2%	$40	$3,244	11.3%	$36	330	10.2%
Utilites	$9,148	31.3%	$102	$9,154	31.9%	$102	(6)	(0.1%)
Repairs and Maintenance	$2,544	8.7%	$28	$2,676	9.3%	$30	(132)	(4.9%)
Taxes and Insurance	$6,194	21.2%	$69	$5,765	20.1%	$64	429	7.4%
Total	$29,206	100.0%	$326	$28,698	100.0%	$320	$507	1.8%

Same Store
Wholly Owned Beds	14,920			14,920
Wholly Owned Properties	28			28

1 Includes bad debt expense of $1,500 and $609 for three months ended September 30, 2014 and September 30, 2013 respectively.

9

CAMPUS CREST COMMUNITIES

HSRE, BEAUMONT AND COPPER BEECH JOINT VENTURE PROPERTY RESULTS OF OPERATIONS (unaudited)
(in $000s, except per bed data)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2014	2013	Change	% Change	2014	2013	Change	% Change

HSRE AND BEAUMONT
Same store properties (Number of properties)[1]	6	6			6	6
Revenue per occupied bed
Rental revenue per occupied bed per month	$455	$462	($7)	(1.5%)	$456	$469	($13)	(2.8%)
Services revenue per occupied bed per month	22	19	3	15.8%	20	21	(1)	(4.8%)
Total revenue per occupied bed	$477	$481	($4)	(0.8%)	$476	$490	($14)	(2.9%)

Average number of owned beds	3,364	3,364			3,364	3,364
Average physical occupancy	79.7%	79.1%		0.6%	80.1%	78.6%		1.5%

Total revenue	$3,834	$3,841	($7)	(0.2%)	$11,542	$11,667	($125)	(1.1%)
Property operating expenses	2,182	2,197	(15)	(0.7%)	6,421	6,473	(52)	(0.8%)
Net operating income	$1,652	$1,644	$8	0.5%	$5,121	$5,194	($73)	(1.4%)
Operating margin[2]	43.1%	42.8%		0.3%	44.4%	44.5%		(0.1%)

ALL PROPERTIES (Number of properties)[1,3]	14	9			14	9
Revenue per occupied bed
Rental revenue per occupied bed per month	$540	$485	$55	11.3%	$522	$477	$45	9.4%
Services revenue per occupied bed per month	21	$19	2	10.5%	20	$21	(1)	(4.8%)
Total revenue per occupied bed	$561	$504	$57	11.3%	$542	$498	$44	8.8%

Average number of owned beds	7,282	4,553	2,729	59.9%	5,859	3,760	2,099	55.8%
Average physical occupancy	66.8%	79.1%		(12.3%)	73.0%	78.6%		(5.6%)

Total revenue	$8,227	$5,446	$2,781	51.1%	$20,901	$13,275	$7,626	57.4%
Property operating expenses	5,714	2,524	3,190	126.4%	12,770	6,801	5,969	87.8%
Net operating income	$2,513	$2,922	($409)	(14.0%)	$8,131	$6,474	$1,657	25.6%
Operating margin[2]	30.5%	53.7%		(23.2%)	38.9%	48.8%		(9.9%)

Preferred investments[4,5]	$7,322	$11,827	($4,505)		$7,322	$11,827	($4,505)
COPPER BEECH
ALL PROPERTIES (Number of properties)[6,7,8]	36	35	1		36	35	1
Revenue per occupied bed
Rental revenue per occupied bed per month	$466	$459	$7	1.5%	$463	$448	$15	3.3%
Services revenue per occupied bed per month	52	41	11	28.4%	37	40	(3)	(7.5%)
Total revenue per occupied bed	$518	$500	$18	3.7%	$500	$488	$12	2.5%

Average number of owned beds	17,071	16,647			16,786	16,647
Average physical occupancy	91.1%	90.1%		1.0%	90.4%	92.3%		(1.9%)

Total revenue	$24,133	$22,499	$1,634	7.3%	$68,340	$49,400	$18,940	38.3%
Property operating expenses	9,248	9,684	(436)	(4.5%)	26,729	19,050	7,679	40.3%
Net operating income	$14,885	$12,815	$2,070	16.2%	$41,611	$30,350	$11,261	37.1%
Operating margin[2]	61.7%	57.0%		4.7%	60.9%	61.4%		(0.5%)

1 For the three and nine months ended September 30, 2013, excludes The Grove at Denton; the Company acquired its joint venture partner's interest in this property on January 21, 2014.

2 Operating margin is calculated by dividing NOI for the period by total student housing rental and services revenues for the period. Expenses include property management fees.

3 For the three and nine months ended September 30, 2014, includes financial results for the 2013 joint venture deliveries (The Grove at Indiana, The Grove at Norman, and The Grove at State College) as well as the 2014 joint venture deliveries (The Grove at Greensboro, The Grove at Louisville, evo at Cira Centre South, evo à Square Victoria and evo à Sherbrooke).

4 As of September 30, 2014, the Company held preferred investment in The Grove at Indiana, The Grove at Greensboro and The Grove at Louisville of approximately $7,322. This preferred interest entitles the Company to a 9.0% return on the investment but otherwise does not change its effective ownership interest in these properties.

5 As of September 30, 2013, the Company held preferred investment in The Grove at San Angelo, The Grove at Conway and The Grove at Indiana of approximately $11,827. These preferred interests entitle the Company to a 9.0% return on the investment but otherwise do not change its effective ownership interest in these properties. In January 2014, the Company amended and restated the HSRE-Campus Crest I, LLC operating agreement, which related to The Grove at San Angelo and The Grove at Conway, which had the effect of exchanging its Class B member preferred interests for limited partnership units, effectively increasing its equity investment in the joint venture to 63.9% from 49.9%. In the event of a sale, the partners are to share equally in the net proceeds. There were no other material changes to the agreement.

6 For the three months ended September 30, 2014, results reflect operating results for the 36 operating properties. Results include Copper Beech at Ames, which is the only Copper Beech property included in our consolidated results.

7 For nine months ended September 30, 2013, includes 91 days of results from the Company’s initial investment in Copper Beech on March 18, 2013, which equates to an effective 29% ownership interest in 33 operating properties.

8 The Company made its initial investment in Copper Beech on March 18, 2013 and subsequently made additional investments. On September 30, 2013, the Company entered into an amendment to the purchase and sale agreement that, subject to receipt of required third-party lender consents, enabled the Company to acquire a 67% ownership interest in 28 operating properties, while deferring ownership in seven properties until the Company exercises future purchase options. On August 18, 2014, the Company elected to not exercise the first purchase option and reverted to a 48% interest ownership interest in 35 operating properties. As of September 30, 2014, the Company held a 48% effective interest in 35 operating and two non-operating properties which are unconsolidated and a 48% interest in one consolidated operating property.

10

CAMPUS CREST COMMUNITIES

CAPITAL STRUCTURE AS OF SEPTEMBER 30, 2014
(in $000s, except per share data)

Closing common stock price at September 30, 2014	$6.40

Common stock	64,108
Operating partnership units	434
Restricted stock	671
Total shares and units outstanding	65,213

Total equity market value	$417,366
Total preferred equity outstanding	152,500
Total consolidated debt outstanding	580,274
Total market capitalization	$1,150,140

Debt to total market capitalization	50.5%
Debt to gross assets[1]	44.1%

Total number of unencumbered wholly owned operating properties	19

			Weighted	Average
	Principal	% of Total	Average	Years to
Consolidated Debt [2,3]	Outstanding	Principal Outstanding	Interest Rate	Maturity

Fixed rate mortgage loans	163,909	28.2%	4.95%	4.7
Variable rate mortgage loan	16,677	2.9%	2.31%	2.4
Construction loans	98,566	17.0%	2.27%	1.5
Variable rate credit facility	201,000	34.6%	2.35%	2.3
Exchangeable Notes	97,244	16.8%	5.53%	4.0
Other debt	2,878	0.5%	4.92%	14.4
Total/Weighted Average	$580,274	100.0%	3.62%	3.2

1 Gross assets is defined as total assets plus accumulated depreciation, as reported in the Company's September 30, 2014 consolidated balance sheet.

2 Excludes $251,850 of debt associated with HSRE joint ventures and $77,993 associated with Beaumont joint ventures. See page 16 for this debt. The Company is the guarantor of these loans.

3 Excludes debt associated with the Company’s investment in Copper Beech. See page 17 for this debt.

11

CAMPUS CREST COMMUNITIES

OUTSTANDING DEBT AND MATURITY SCHEDULE
(in $000s)

	Principal Balance at	Interest Rate	Maturity	Years to
Consolidated Debt	9/30/2014		Date	Maturity	Notes

Credit facility	$201,000	2.35%	1/8/2017	2.3

Exchangeable notes[1]	97,244	5.53%	10/9/2018	4.1

Other debt
Microsoft 365 Capital Lease	570	4.62%	4/30/2017	2.6	Miscellaneous debt
Flagstaff Municiple Bond	2,308	5.00%	10/31/2031	17.3	Miscellaneous debt

Sub Total / Weighted Average	$2,878	4.92%		14.4

Construction loans
The Grove at Ft. Collins	19,073	2.06%	7/13/2015	0.8	Two twelve month extension options
The Grove at Muncie	13,892	2.41%	7/3/2015	0.8	Two twelve month extension options
The Grove at Pullman	10,866	2.36%	9/5/2015	0.9	Two twelve month extension options
The Grove at Slippery Rock	11,690	2.31%	6/21/2016	1.8	Two twelve month extension options
The Grove at Grand Forks	12,457	2.16%	2/5/2017	2.4	One eighteen month extension option
The Grove at Gainesville	16,225	2.31%	3/13/2017	2.5	Two twelve month extension options
Copper Beech at Ames, IA	14,363	2.40%	5/2/2017	2.6	Two twelve month extension options

Sub Total / Weighted Average	$98,566	2.27%		0.8

Mortgage loans
The Grove at Milledgeville	$15,694	6.12%	10/1/2016	2.0	Principal and interest
The Grove at Las Cruces	14,623	6.13%	10/11/2016	2.1	Principal and interest
The Grove at Carrollton	14,149	6.13%	10/11/2016	2.1	Principal and interest
The Grove at Denton	16,677	2.31%	3/1/2017	2.5	Principal and interest, floating rate
The Grove at Asheville	14,355	5.77%	4/11/2017	2.6	Principal and interest
The Grove at Nacogdoches	16,919	5.01%	9/1/2018	4.0	Principal and interest
The Grove at Ellensburg	15,903	5.10%	9/1/2018	4.0	Principal and interest
The Grove at Greeley	15,009	4.29%	10/1/2018	4.1	Principal and interest
The Grove at Columbia	22,851	3.83%	7/1/2022	7.9	Principal and interest
The Grove at Clarksville	16,307	4.03%	7/1/2022	7.9	Principal and interest
The Grove at Statesboro	18,100	4.01%	1/1/2023	8.4	Interest only until 1/2015

Sub Total / Weighted Average	$180,587	4.71%		4.5

Total / Weighted Average	$580,274	3.62%		3.1

1 Face rate on note is 4.75%.

2 Excludes principal amortization and extension options.

12

CAMPUS CREST COMMUNITIES

HSRE & BEAUMONT JOINT VENTURE DEBT SUMMARY
(in $000s)

		Principal Balance	Interest Rate	Maturity	Years to
Property	Ownership	9/30/2014		Date	Maturity	Notes

The Grove at Fayetteville	10.0%	$ 19,078	2.90%	12/21/2014	0.2	Interest only
The Grove at Stillwater	10.0%	13,325	2.90%	12/20/2014	0.2	Interest only
The Grove at Laramie	10.0%	17,211	2.80%	1/5/2015	0.3	Interest only
The Grove at Lawrence	63.9%	11,492	2.66%	2/9/2015	0.4	Interest only
The Grove at San Angelo	63.9%	11,166	2.66%	2/9/2015	0.4	Interest only
The Grove at Conway	63.9%	9,827	2.66%	2/9/2015	0.4	Interest only
The Grove at Norman	20.0%	17,871	2.80%	5/8/2015	0.6	Interest only
The Grove at State College	20.0%	18,619	2.20%	9/30/2015	1.0	Interest only
The Grove at Indiana	20.0%	17,217	2.40%	12/19/2015	1.2	Interest only
evo à Square Victoria and evo à Sherbrooke[1]	35.0%	77,993	6.38%	1/13/2016	1.3	Interest only
evo at Cira Centre South	30.0%	81,115	2.35%	7/25/2016	1.8	Interest only
The Grove at Louisville	30.0%	19,357	2.40%	9/6/2016	1.9	Interest only
The Grove at Greensboro	30.0%	15,572	2.25%	9/30/2018	4.0	Interest only

Total / Weighted Average		$329,843	3.43%		1.3

Note: The Company's pro rata share of HSRE and Beaumont joint venture debt as of June 30, 2014 was $98,571.

1 In January 2014, the joint venture repaid the bridge loan with a C$112,000 development loan for both evo à Square Victoria and evo à Sherbrooke.

13

CAMPUS CREST COMMUNITIES

COPPER BEECH JOINT VENTURE DEBT SUMMARY
(in $000s)

	Effective	Principal Balance	Interest Rate	Maturity	Years to
Property	Ownership[1]	9/30/2014		Date	Maturity	Notes

Unconsolidated Properties: 48% Effective Ownership Interest

Copper Beech at West Lafayette, IN – Baywater[2]	48.0%	$13,952	5.2%	10/11/2014	0.0	Principal and interest
Copper Beech at Statesboro, GA - Phase II2	48.0%	9,703	2.7%	11/1/2014	0.1	Principal and interest
Copper Beech at Mount Pleasant, MI - Phase II	48.0%	10,130	2.7%	2/1/2015	0.3	Principal and interest
Copper Beech at State College, PA - Parkway Plaza	48.0%	18,375	5.2%	10/1/2015	1.0	Principal and interest
Copper Beech at Indiana, PA - IUP II	48.0%	5,939	5.9%	10/1/2015	1.0	Principal and interest
Copper Beech at Mount Pleasant, MI - Phase I	48.0%	18,266	5.5%	10/1/2015	1.0	Principal and interest
Copper Beech at Bowling Green, OH - Phase I	48.0%	12,318	5.6%	10/1/2015	1.0	Principal and interest
Copper Beech at State College, PA - CB I	48.0%	4,998	5.6%	2/11/2016	1.4	Principal and interest
Copper Beech at Indiana, PA - IUP Buy	48.0%	2,345	5.5%	6/6/2016	1.7	Principal and interest
Copper Beech at Morgantown, WV	48.0%	34,885	5.5%	6/6/2016	1.7	Principal and interest
Copper Beech at Harrisonburg, VA	48.0%	53,785	5.5%	6/6/2016	1.7	Principal and interest
Copper Beech at San Marcos, TX - Phase I	48.0%	33,251	5.5%	6/6/2016	1.7	Principal and interest
Copper Beech at Bloomington, IN	48.0%	10,496	6.2%	10/1/2016	2.0	Principal and interest
Copper Beech at Allendale, MI - Phase I	48.0%	22,942	6.0%	10/1/2016	2.0	Principal and interest
Copper Beech at Columbia, MO	48.0%	23,694	6.2%	10/1/2016	2.0	Principal and interest
Copper Beech at Radford, VA	48.0%	11,976	6.0%	11/6/2016	2.1	Principal and interest
Copper Beech at Indiana, PA - IUP I	48.0%	6,500	2.2%	6/2/2017	2.7	Principal and interest
Copper Beech at Allendale, MI - Phase II	48.0%	11,631	6.3%	9/6/2017	2.9	Principal and interest
Copper Beech at Columbia, SC - Phase I	48.0%	36,113	6.3%	9/6/2017	2.9	Principal and interest
Copper Beech at Statesboro, GA - Phase I	48.0%	30,275	5.8%	10/6/2017	3.0	Principal and interest
Copper Beech at Kalamazoo, MI - Phase I	48.0%	29,738	5.8%	10/6/2017	3.0	Principal and interest
Copper Beech at State College, PA - CB II	48.0%	8,475	6.0%	8/1/2019	4.8	Principal and interest
Copper Beech at Columbia, SC - Phase II	48.0%	5,939	5.4%	8/1/2020	5.8	Principal and interest
Copper Beech at Greenville, NC	48.0%	46,900	5.3%	9/1/2020	5.9	Principal and interest
Copper Beech at State College, PA - Oakwood	48.0%	5,592	5.0%	10/1/2020	6.0	Principal and interest
Copper Beech at Kalamazoo, MI - Phase II	48.0%	7,869	5.7%	10/1/2020	6.0	Principal and interest

Sub-Total / Weighted Average		$476,084	5.50%		2.5

Consolidated Property: 48% Ownership Interest
Copper Beech at Ames, IA	48.0%	$14,363	2.4%	5/2/2017	2.6	Principal and interest

Total / Weighted Average		$490,447	5.41%		2.5

Note: The Company's pro rata share of Copper Beech debt as of September 30, 2014 was $238,144.

1 The Company made its initial investment in Copper Beech on March 18, 2013 and subsequently made additional investments. On September 30, 2013, the Company entered into an amendment to the purchase and sale agreement that, subject to receipt of required third-party lender consents, enabled the Company to acquire a 67% ownership interest in 28 operating properties, while deferring ownership in seven properties until the Company exercises future purchase options. On August 18, 2014, the Company elected to not exercise the first purchase option and reverted to a 48% interest ownership interest in 35 operating properties. As of September 30, 2014, the Company held a 48% effective interest in 35 operating and two non-operating properties which are unconsolidated and a 48% interest in one consolidated operating property.

2 Extensions to the maturity dates for Copper Beech at West Lafyette, IN and Copper Beech at Statesboro, GA - Phase II properties are in process.

14

CAMPUS CREST COMMUNITIES

PORTFOLIO OVERVIEW AND OCCUPANCY

							Occupancy
							September 30,
Property	Grouping[1]	Primary University	Year Opened/ Acquired	Properties	Units	Beds	2014	2013	Change	Rental Rate Change[4]

Wholly Owned Operating Properties
The Grove at Asheville, NC	(A)	UNC - Asheville	2005		154	448	100.0%	98.4%	1.6%	4.1%
The Grove at Carrollton, GA	(A)	University of West Georgia	2006		168	492	92.1%	98.2%	(6.2%)	0.9%
The Grove at Las Cruces, NM	(A)	New Mexico State University	2006		168	492	82.3%	82.1%	0.2%	(0.0%)
The Grove at Milledgeville, GA	(A)	Georgia College & State University	2006		168	492	100.0%	98.8%	1.2%	2.8%
The Grove at Abilene, TX	(A)	Abilene Christian University	2007		192	504	90.5%	93.1%	(2.6%)	2.5%
The Grove at Ellensburg, WA	(A)	Central Washington University	2007		192	504	99.4%	98.2%	1.2%	3.1%
The Grove at Greeley, CO	(A)	University of Northern Colorado	2007		192	504	100.0%	99.1%	0.9%	2.8%
The Grove at Mobile, AL--Phase I & II2	(A)	University of South Alabama	2007/2008		384	1,008	85.3%	79.2%	6.1%	0.5%
The Grove at Nacogdoches, TX--Phase I & II2	(A)	Stephen F. Austin State Univ.	2007/2012		260	682	83.1%	85.8%	(2.7%)	(0.4%)
The Grove at Cheney, WA	(A)	Eastern Washington University	2008		192	512	93.4%	94.4%	(1.1%)	0.2%
The Grove at Lubbock, TX	(A)	Texas Tech University	2008		192	504	91.9%	91.8%	0.1%	2.5%
The Grove at Stephenville, TX	(A)	Tarleton State University	2008		192	504	100.0%	89.4%	10.6%	(0.8%)
The Grove at Troy, AL	(A)	Troy University	2008		192	514	97.5%	91.7%	5.8%	3.5%
The Grove at Waco, TX	(A)	Baylor University	2008		192	504	90.1%	89.5%	0.6%	(1.6%)
The Grove at Murfreesboro, TN	(A)	Middle Tennessee State University	2009		186	504	99.6%	95.7%	4.0%	3.0%
The Grove at San Marcos, TX	(A)	Texas State University	2009		192	504	95.7%	98.9%	(3.2%)	0.1%
The Grove at Moscow, ID	(A)	University of Idaho	2009		192	504	84.1%	97.0%	(12.9%)	(5.8%)
The Grove at Huntsville, TX	(A)	Sam Houston State University	2010		192	504	100.0%	99.3%	0.7%	3.2%
The Grove at Statesboro, GA	(A)	Georgia Southern University	2010		200	536	85.8%	72.9%	12.9%	(1.3%)
The Grove at Ames, IA	(A)	Iowa State University	2011		216	584	100.0%	99.6%	0.4%	1.8%
The Grove at Clarksville, TN	(A)	Austin Peay State University	2011		208	560	73.9%	82.7%	(8.8%)	2.7%
The Grove at Columbia, MO	(A)	University of Missouri	2011		216	632	73.9%	66.0%	7.9%	2.5%
The Grove at Ft. Wayne, IN	(A)	Indiana University-Purdue University Ft. Wayne	2011		204	540	74.8%	91.8%	(17.1%)	1.8%
The Grove at Valdosta, GA	(A)	Valdosta State University	2011		216	584	86.5%	86.7%	(0.3%)	3.3%
The Grove at Denton, TX	(A)	University of North Texas	2011		216	584	99.2%	91.4%	7.8%	2.4%
The Grove at Auburn, AL	(A)	Auburn University	2012		216	600	100.0%	99.6%	0.4%	3.4%
The Grove at Flagstaff, AZ	(A)	Northern Arizona University	2012		216	584	99.5%	99.0%	0.5%	5.0%
The Grove at Orono, ME	(A)	University of Maine	2012		188	620	100.0%	91.1%	8.9%	2.8%
The Grove at Ft. Collins, CO	(B)	Colorado State University	2013		218	612	100.0%	99.7%	0.3%	4.4%
The Grove at Muncie, IN	(B)	Ball State University	2013		216	584	85.5%	68.1%	17.5%	2.4%
The Grove at Pullman, WA3	(B)	Washington State University	2013		216	584	100.0%	100.0%	0.0%	5.3%
The Grove at Flagstaff, AZ - Phase II2	(B)	Northern Arizona University	2013		54	192	100.0%	99.1%	0.9%	(0.0%)
The Grove at Gainesville, FL	(C)	University of Florida	2014		256	682	54.1%	n/a	n/a	n/a
The Grove at Grand Forks, ND	(C)	University of North Dakota	2014		224	600	99.7%	n/a	n/a	n/a
The Grove at Mt. Pleasant, MI	(C)	Central Michigan University	2014		224	584	76.2%	n/a	n/a	n/a
The Grove at Slippery Rock, PA	(C)	Slippery Rock University	2014		201	603	85.4%	n/a	n/a	n/a

Total - Wholly Owned Operating Properties				36	7,305	19,945	90.4%	90.8%	(0.4%)	2.0%

1 Groupings detailed as follows: (A) reflects the same store properties as of June 30, 2014; (B) reflects the 2013 development deliveries; (C) reflects the 2014 development deliveries.

2 The Grove at Mobile, AL--Phase I & II are counted as two properties in the Company's property count. The Grove at Nacogdoches, TX - Phase II and The Grove at Flagstaff, AZ - Phase II are not counted as a separate assets from Phase I of each respective asset.

3 On July 14, 2013, the Company experienced a fire at this development. The Company has reached a resolution with its insurance provider and while no assurances can be given, after taking into account its existing insurance coverage, it believes that the damages sustained as a result of this fire will not have a material adverse effect on its financial position or results of operations. As of September 30, 2014, all 584 beds are in operation.

4 Rental rate for 2014/2015 academic year over 2013/2014 academic year achieved rental RevPOB.

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CAMPUS CREST COMMUNITIES

PORTFOLIO OVERVIEW AND OCCUPANCY (cont'd)

							Occupancy
							September 30,			Rental Rate
Property	Grouping[1]	Primary University	Year Opened/Acquired	Properties	Units	Beds	2014	2013	Change	Change[2]

Joint Venture Operating Properties
The Grove at Lawrence, KS	(A)	University of Kansas	2009		172	500	73.2%	84.0%	(10.8%)	(2.1%)
The Grove at San Angelo, TX	(A)	Angelo State University	2009		192	504	98.4%	96.6%	1.8%	2.1%
The Grove at Conway, AR	(A)	University of Central Arkansas	2010		180	504	71.3%	69.5%	1.8%	1.6%
The Grove at Fayetteville, AR	(A)	University of Arkansas	2012		232	632	66.0%	56.0%	10.1%	2.9%
The Grove at Laramie, WY	(A)	University of Wyoming	2012		224	612	87.1%	83.2%	3.8%	1.5%
The Grove at Stillwater, OK	(A)	Oklahoma State University	2012		206	612	87.2%	96.3%	(9.1%)	2.7%
The Grove at Indiana, PA	(B)	Indiana University of Pennsylvania	2013		224	600	64.8%	89.5%	(24.7%)	0.2%
The Grove at Norman, OK	(B)	University of Oklahoma	2013		224	600	71.9%	81.7%	(9.8%)	3.4%
The Grove at State College, PA	(B)	Penn State University	2013		216	584	100.0%	69.2%	30.8%	4.5%
The Grove at Greensboro, NC	(C)	University of North Carolina at Greensboro	2014		216	584	57.4%	n/a	n/a	n/a
The Grove at Louisville, KY	(C)	University of Louisville	2014		252	656	61.0%	n/a	n/a	n/a
evo at Cira Centre South	(C)	University of Pennsylvania / Drexel University	2014		344	819	48.4%	n/a	n/a	n/a
evo à Square Victoria	(C)	Concordia University / McGill University / (ÉTS)	2014		715	1,294	13.0%	n/a	n/a	n/a
evo à Sherbrooke	(C)	McGill University	2014		488	929	8.0%	n/a	n/a	n/a

Total - Joint Venture Operating Properties				14	3,885	9,430	58.1%	80.4%	(22.3%)	2.7%

Total Operating Properties[3]				50	11,190	29,375	80.0%	88.4%	(8.4%)	2.2%

Same Store Properties (A)
Wholly-Owned				29	5,696	15,504	91.7%	90.8%	0.9%	1.8%
Joint Venture				6	1,206	3,364	80.4%	80.5%	(0.1%)	1.9%
Total - Same Store				35	6,902	18,868	89.7%	89.0%	0.7%	1.8%

2013 Deliveries (B)
Wholly-Owned				3	704	1,972	95.7%	90.4%	5.3%	3.0%
Joint Venture				3	664	1,784	78.7%	80.2%	(1.5%)	4.3%
Total - 2013 Deliveries				6	1,368	3,756	87.7%	85.5%	2.2%	3.5%

2014 Deliveries (C)[4]
Wholly-Owned				4	905	2,469	78.0%	n/a	n/a	n/a
Joint Venture				5	2,015	4,282	32.1%	n/a	n/a	n/a
Total - 2014 Deliveries				9	2,920	6,751	48.9%	n/a	n/a	n/a

1 Groupings detailed as follows: (A) reflects the same store properties as of June 30, 2014; (B) reflects the 2013 development deliveries; (C) reflects the 2014 development deliveries.

2 Rental rate for 2014/2015 academic year over 2013/2014 academic year achieved rental RevPOB.

3 The redevelopment of the 100% owned property in Toledo, OH is excluded. The Grove at Denton is included for purposes of this presentation. The Company acquired its joint venture partner's interest in this property on January 21, 2014. The occupancy data related to Denton is included in Same Store.

4 Does not include the Copper Beech at Ames 2014 delivery. CB Ames is included on page 20.

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CAMPUS CREST COMMUNITIES

COPPER BEECH PORTFOLIO OVERVIEW AND OCCUPANCY[1]

						Occupancy
						September 30,
Property	Primary University	Year Opened/ Acquired	Properties	Units	Beds	2014	2013	Change	Rental Rate Change[2]

Unconsolidated Properties: 48% Effective Ownership Interest
Copper Beech at State College, PA - CB I	Penn State University	1996		59	177	100.0%	91.5%	8.5%	(4.3%)
Copper Beech at State College, PA - CB II	Penn State University	1998		87	257	100.0%	93.4%	6.6%	(2.2%)
Copper Beech at State College, PA - Oakwood	Penn State University	2000		48	144	99.3%	77.1%	22.2%	(3.9%)
Copper Beech at State College, PA - Northbrook Greens	Penn State University	2003		166	250	100.0%	100.0%	0.0%	0.9%
Copper Beech at State College, PA - Parkway Plaza	Penn State University	1967		429	633	98.7%	86.3%	12.5%	(4.0%)
Copper Beech at Indiana, PA - IUP I	Indiana University of Pennsylvania	1971		95	239	100.0%	100.0%	0.0%	4.2%
Copper Beech at Indiana, PA - IUP II	Indiana University of Pennsylvania	1973		72	172	100.0%	100.0%	0.0%	3.7%
Copper Beech at Indiana, PA - IUP Buy	Indiana University of Pennsylvania	1975		43	76	97.3%	97.4%	(0.1%)	(5.1%)
Copper Beech at Radford, VA	Radford University	2005		222	500	100.0%	100.0%	0.0%	3.0%
Copper Beech at West Lafayette, IN – Klondike	Purdue University	2003		219	486	86.6%	91.2%	(4.5%)	(1.7%)
Copper Beech at West Lafayette, IN – Baywater	Purdue University	2004		137	488	72.3%	99.4%	(27.0%)	(0.6%)
Copper Beech at Bloomington, IN	Indiana University	2005		107	297	71.0%	83.5%	(12.5%)	2.8%
Copper Beech at Mount Pleasant, MI - Phase I	Central Michigan University	2005		204	632	98.6%	100.0%	(1.4%)	(2.4%)
Copper Beech at Mount Pleasant, MI - Phase II	Central Michigan University	2013		119	256	100.0%	35.9%	64.1%	(7.2%)
Copper Beech at Fresno, CA	California State University at Fresno	2006		178	506	90.3%	86.2%	4.2%	(3.2%)
Copper Beech at Bowling Green, OH - Phase I	Bowling Green University	2005		128	400	99.8%	99.2%	0.5%	0.5%
Copper Beech at Bowling Green, OH - Phase II	Bowling Green University	2007		72	216	100.0%	98.1%	1.9%	(5.4%)
Copper Beech at Allendale, MI - Phase I	Grand Valley State University	2006		206	614	100.0%	100.0%	0.0%	(0.4%)
Copper Beech at Allendale, MI - Phase II	Grand Valley State University	2007		82	290	100.0%	100.0%	0.0%	(1.0%)
Copper Beech at Columbia, MO	University of Missouri	2006		214	654	89.0%	100.0%	(11.0%)	6.4%
Copper Beech at Bloomington, IN - Colonial Crest	Indiana University	1970		206	402	79.4%	82.6%	(3.2%)	(5.8%)
Copper Beech at Columbia, SC - Phase I	University of South Carolina	2007		278	824	97.3%	100.0%	(2.7%)	(0.7%)
Copper Beech at Columbia, SC - Phase II	University of South Carolina	2008		72	178	97.8%	100.0%	(2.2%)	(1.1%)
Copper Beech at Morgantown, WV	West Virginia University	2010		335	920	99.7%	100.0%	(0.3%)	(0.0%)
Copper Beech at Harrisonburg, VA	James Madison University	2008		414	1,218	100.0%	100.0%	0.0%	2.9%
Copper Beech at Greenville, NC	East Carolina University	2008		439	1,232	95.5%	97.8%	(2.4%)	2.2%
Copper Beech at San Marcos, TX - Phase I	Texas State University	2011		273	840	89.8%	92.7%	(3.0%)	7.6%
Copper Beech at San Marcos, TX - Phase II	Texas State University	2012		142	410	88.8%	92.4%	(3.7%)	4.2%
Copper Beech at Harrisonburg, VA - Grand Duke	James Madison University	2001		120	124	100.0%	100.0%	0.0%	3.5%
Copper Beech at State College, PA - Oak Hill	Penn State University	2003		106	318	100.0%	67.0%	33.0%	(8.5%)
Copper Beech at Statesboro, GA - Phase I	Georgia Southern University	2007		246	754	97.1%	65.5%	31.6%	(7.3%)
Copper Beech at Statesboro, GA - Phase II	Georgia Southern University	2013		82	262	98.5%	43.9%	54.6%	(16.3%)
Copper Beech at Kalamazoo, MI - Phase I	Western Michigan University	2007		256	784	82.0%	85.1%	(3.1%)	3.1%
Copper Beech at Kalamazoo, MI - Phase II	Western Michigan University	2008		115	340	69.1%	74.7%	(5.6%)	(0.8%)
Copper Beech at Auburn, AL	Auburn University	2009		271	754	92.7%	77.1%	15.6%	(6.6%)

Sub-Total / Weighted Average			35	6,242	16,647	93.7%	90.6%	3.1%	0.2%
			.
Consolidated Property: 48% Ownership Interest[2]
Copper Beech at Ames, IA	Iowa State University	2014	1	219	660	77.9%	n/a	n/a

Total - Copper Beech Portfolio			36	6,461	17,307	93.1%	90.6%	2.5%	0.2%

1 The Company made its initial investment in Copper Beech on March 18, 2013 and subsequently made additional investments. On September 30, 2013, the Company entered into an amendment to the purchase and sale agreement that, subject to receipt of required third-party lender consents, enabled the Company to acquire a 67% ownership interest in 28 operating properties, while deferring ownership in seven properties until the Company exercises future purchase options. On August 18, 2014, the Company elected to not exercise the first purchase option and reverted to a 48% interest ownership interest in 35 operating properties. As of September 30, 2014, the Company held a 48% effective interest in 35 operating and two non-operating properties which are unconsolidated and a 48% interest in one consolidated operating property.

2 Reflected as of September 30, 2014.

3 Rental rate for 2014/2015 academic year over 2013/2014 academic year achieved rental RevPOB.

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CAMPUS CREST COMMUNITIES

INVESTOR INFORMATION

Executive Management

Ted W. Rollins	Chief Executive Officer
Donnie L. Bobbitt	Chief Financial Officer
Aaron Halfacre	Chief Investment Officer
Scott Rochon	Chief Accounting Officer
Angel Herrera	Chief Operating Officer

Corporate Headquarters		Investor Relations

2100 Rexford Road #414		(704) 496-2571
Charlotte, NC 28211		investor.relations@campuscrest.com
(704) 496-2500

Covering Analysts

Barclays Capital Inc.	Ross Smotrich	(212) 526-2306	ross.smotrich@barclays.com
Citigroup Global Markets Inc.	Michael Bilerman / Nick Joseph	(212) 816-1383 / (212) 816-1909	michael.bilerman@citi.com / nicholas.joseph@citi.com
Goldman Sachs & Co.	Andrew Rosivach	(212) 902-2796	andrew.rosivach@gs.com
MLV & Co LLC	Ryan Meliker / Michael Kodesch	(212) 542-5872 / (646) 556-9188	rmeliker@mlvco.com / mkodesch@mlvco.com
Raymond James & Associates	Paul D. Puryear / Buck Horne	(727) 567-2253 / (727) 567-2561	paul.puryear@raymondjames.com / buck.horne@raymondjames.com
RBC Capital Markets, LLC	Mike Salinsky	(440) 715-2648	mike.salinsky@rbccm.com
Bank of America Merrill Lynch	Jana Galan / Jane Wong	(646) 855-3081 / (646) 855-3378	jana.galan@baml.com / jane.wong1@baml.com
Wunderlich Securities	Craig Kucera	(540) 277-3366	ckucera@wundernet.com
Green Street Advisors, Inc.	Dave Bragg / Ryan Burke	(949) 640-8780	dbragg@greenstreetadvisors.com / rburke@greenstreetadvisors.com

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CAMPUS CREST COMMUNITIES

FORWARD - LOOKING STATEMENTS

This document, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements in this press release include, among others, the performance of properties in occupancy and yield targets, outlook and guidance for full-year 2014 FFO and the related underlying assumptions, growth and development opportunities, leasing activities, financing strategies, and development and construction projects. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company’s control that may cause actual results to differ significantly from those expressed in any forward-looking statement. All forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Furthermore, except as otherwise required by federal securities laws, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the risk factors discussed in the Company’s most recent Annual Report on Form 10-K, as updated in the Company’s Quarterly Reports on Form 10-Q.

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